Exhibit 10.52

DYNAVAX TECHNOLOGIES CORPORATION

30,293,000 Units

Each Unit consisting of

One Share of Common Stock

and

One Warrant to Purchase 0.5 of a Share of Common Stock

UNDERWRITING AGREEMENT

April 12, 2010

Wedbush Securities Inc.

One Bush Street, Suite 1700

San Francisco, California 94104

Ladies and Gentlemen:

Dynavax Technologies Corporation, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to Wedbush Securities Inc. (the “Underwriter”) an aggregate of (i) 30,293,000 shares (the “Shares”) of its common stock, $0.001 par value per share (the “Common Stock”), and (ii) warrants (the “Warrants”) to purchase up to an aggregate of 15,146,500 shares of Common Stock (the “Warrant Shares” and, collectively with the Shares and the Warrants, the “Securities”). The Shares and Warrants shall be sold in units (the “Units”), each Unit consisting of one (1) Share and one (1) Warrant to purchase 0.5 of a Warrant Share at the exercise price per share specified in the Prospectus (as defined below). The Shares and the Warrants will be issued separately and shall be immediately separable and transferable upon issuance. The Warrants will be in substantially the form attached hereto as Exhibit A.

The Company and the Underwriter hereby confirm their agreement with respect to the purchase and sale of the Securities as follows:

Section 1. Representations, Warranties and Agreements of the Company.

The Company hereby represents, warrants and covenants to the Underwriter as of the date hereof and as of the Closing Date (as defined below), as follows:

(a) Registration Statement and Prospectus. (i) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-165663) under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission thereunder, and such amendments thereto (including post-effective amendments) as may be required to the date of this Agreement. Such registration statement, as amended (including any post-effective amendments), has been declared effective by the Commission. The registration statement as of its most recent effective date, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, is hereinafter referred to as the “Registration Statement”, and the related base prospectus dated April 2, 2010 and filed as part of the Registration Statement, together with any amendments or supplements thereto as of the most recent effective date of the Registration Statement, is hereinafter referred to as the “Basic Prospectus.” “Prospectus Supplement” means the final prospectus supplement, relating to the Securities, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date hereof, in the form furnished by the Company to the Underwriter in connection with the offering of the Units. Except where the context otherwise requires, “Prospectus” means the Basic Prospectus, as supplemented by the Prospectus Supplement. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act. “Permitted Free Writing Prospectuses” means the documents listed on Schedule I hereto. As used herein, the terms “Registration Statement”, “Basic Prospectus”, “Prospectus Supplement” and “Prospectus” shall include the documents, if any, incorporated by reference therein. The terms “supplement”, “amendment”, and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein (the “Incorporated Documents”).

(b) No Stop Orders. No stop order preventing or suspending use of the Registration Statement, any Interim Prospectus or the Prospectus or the effectiveness of the Registration Statement, has been issued by the Commission, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated or threatened by the Commission.

(c) Compliance with Act Requirements. (i) (A) At the respective times the Registration Statement and each amendment thereto became effective, (B) at each deemed effective date with respect to the Underwriter pursuant to Rule 430B(f)(2) under the Securities Act (each, a “Deemed Effective Time”), (C) at the Time of Sale (as defined below), (D) at the Closing Date (as defined below) and (E) at all times during which a prospectus required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or similar rule) in connection with any sale of the Units (the “Delivery Period”), the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations under the Securities Act; (ii) the Basic Prospectus complied at the time it was filed with the Commission, complies as of the date hereof and, as of each Time of Sale and at all times during the Delivery Period, will comply in all material respects with the rules and regulations under the Securities Act; (iii) each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, as of each Time of Sale, as of the Closing Date and at all times during the Delivery Period, in all material respects with the rules and regulations under the Securities Act and (iv) the Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and any further Incorporated Documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder. As used herein, “Time of Sale” means 11:59 P.M., New York time, on the date of this Agreement.

(d) Absence of Material Misstatements and Omissions. (i) As of the date hereof, at the respective times the Registration Statement and each amendment thereto became effective and at each Deemed Effective Time, the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as of the Time of Sale, the Prospectus (as amended and supplemented at such Time of Sale) and any Permitted Free Writing Prospectus, considered together (collectively, the “General Disclosure Package”), did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) as of its date, the Prospectus did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iv) at the Closing Date, the Prospectus (as amended and supplemented as of the Closing Date) will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements in or omissions from any such document based upon written information furnished to the Company by the Underwriter, if any, specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

(e) Free Writing Prospectuses. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Units or until any earlier date that the Company notified or notifies the Underwriter, did not, does not and will not include any material information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus. Except for the Permitted Free Writing Prospectuses, if any, each furnished to the Underwriter before first use, the Company has not prepared, used or referred to, and will not, without the Underwriter’s prior consent, prepare, use or refer to, any free writing prospectus.

(f) Not an “Ineligible Issuer”. (A) (i) At the time of filing the Registration Statement and (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), the Company was not an “ineligible issuer” as defined in Rule 405 of the Securities Act; and (B) (i) at the time of filing of the Registration Statement, (ii) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Units and (iii) at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405 under the Securities Act.

(g) Good Standing of the Company and Its Subsidiaries. The Company and each of the subsidiaries of the Company listed on Schedule II attached hereto (the “Subsidiaries”) has been duly incorporated and is existing and in good standing under the laws of their respective jurisdictions of organization, with power and authority (corporate and other) to own its respective properties and conduct its respective business as disclosed in the General Disclosure Package; and each of the Company and each Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not materially and adversely affect the Company or any Subsidiary or their respective businesses, properties, business prospects, conditions (financial or other) or results of operations, taken as a whole (such effect is referred to herein as a “Material Adverse Effect”). Except for the Subsidiaries, the Company does not own any equity interest in any other entity. Except as disclosed in the General Disclosure Package, the Company has no “variable interests” in “variable interest entities,” as such terms are defined in Financial Accounting Standards Board Interpretation No. 46.

(h) Exchange Act Reports. The Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(a), 13(e), 14 and 15(d) of the Exchange Act during the preceding 12 months.

(i) Capital Stock. All other outstanding shares of capital stock of the Company have been duly authorized, validly issued, fully paid and nonassessable and conform to the information in the General Disclosure Package and to the description of the capital stock contained in the Prospectus; and the authorized equity capitalization of the Company is as set forth in the General Disclosure Package. Except as disclosed in the General Disclosure Package, the Company owns all of the outstanding capital stock of the Subsidiary.

(j) No Finder’s Fee. There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finder’s fee or other like payment.

(k) Financial Statements. The financial statements and schedules included or incorporated by reference in the Registration Statement and the General Disclosure Package present fairly the financial condition of the Company and its consolidated Subsidiaries as of the respective dates thereof and the results of operations and cash flows of the Company and its consolidated Subsidiaries for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved. No other financial statements or schedules of the Company are required by the Securities Act, the Exchange Act, or the rules and regulations thereunder to be included in the Registration Statement or the General Disclosure Package. Ernst & Young LLP (the “Accountant”), who has reported on such financial statements and schedules, is an independent accountant with respect to the Company as required by the Securities Act and the rules and regulations thereunder and Rule 3600T of the Public Company Accounting Oversight Board. The summary and selected consolidated financial and statistical data, if any, included in or incorporated by reference into the Registration Statement and the General Disclosure Package present fairly the information shown therein and have been compiled on a basis consistent with the Company’s audited financial statements.

(l) Absence of Changes. Subsequent to the respective dates as of which information is given in the General Disclosure Package, except as set forth in or contemplated by the General Disclosure Package, (i) there has not been any change in the capitalization of the Company (other than in connection with the grant or exercise of awards or options to purchase the Common Stock granted pursuant to the Company’s equity incentive plans from the shares reserved therefor), (ii) any Material Adverse Effect arising for any reason whatsoever, (iii) the Company has not incurred, except in the ordinary course of business as disclosed in the General Disclosure Package, any material liabilities or obligations, direct or contingent, the Company has not entered into, except in the ordinary course of business as disclosed in the General Disclosure Package, any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iv) the Company has not paid or declared any dividends or other distributions of any kind on any class of its capital stock.

(m) Not An Investment Company. The Company is not, will not become as a result of the transactions contemplated hereby, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(n) Litigation. Except as disclosed in the General Disclosure Package, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or its Subsidiary or against any of their respective officers in their capacity as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would reasonably be expected to have a Material Adverse Effect.

(o) Absence of Existing Defaults and Conflicts. Except as disclosed in the General Disclosure Package, each of the Company and its Subsidiaries is not (i) in violation of any provision of their respective certificates of incorporation or bylaws, (ii) in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any Subsidiary or any of their respective properties, as applicable, except, with respect to clauses (ii) and (iii), any violations or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(p) Absence of Further Requirements. Except as disclosed in the General Disclosure Package, no consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein, including the offering and sale of the Securities, except such as have been obtained under the Securities Act or the rules and regulations thereunder and such as may be required under state securities or Blue Sky laws.

(q) Authorization; Absence of Defaults and Conflicts Resulting from Transaction. The Company has full corporate power and authority to enter into this Agreement and to issue and sell the Securities as provided herein. This Agreement has been duly authorized, executed and delivered by the Company. This Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. The performance of this Agreement and the consummation of the transactions contemplated hereby, will not (i) result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or conflict with or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (A) the certificate of incorporation or bylaws of the Company, or (B) any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company, any Subsidiary or any of their respective properties is bound or affected, except, in the case of clause (i)(B), any lien, breach, violation, conflict, default or acceleration that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (ii) violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any Subsidiary except any violation or conflict that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has reserved a sufficient number of its duly authorized and unissued shares to permit the full exercise of the Warrants. The Shares and the Warrant Shares have been duly and validly authorized. When the Shares and the Warrant Shares have been issued and delivered against payment therefor as provided herein and in the Warrant, as the case may be, the Shares, when so issued and sold, and the Warrant Shares, when issued upon exercise of the Warrants, will be duly and validly issued, fully paid and non-assessable and the investors or other persons in whose names Shares or Warrant Shares are registered will acquire good and valid title to such Shares or Warrant Shares, in each case free and clear of all liens, encumbrances, equities, preemptive rights and other claims. The Shares and the Warrant Shares will conform in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares, the Warrants or the Warrant Shares as contemplated herein. The Warrants conform, or when issued will conform, to the description thereof in the Prospectus and have been duly and validly authorized by the Company and upon issuance and delivery will be valid and binding obligations of the Company, enforceable in accordance with their terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Except as disclosed in each of the General Disclosure Package and Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or rights related to or entitling any person to purchase or otherwise to acquire any shares of, or any security convertible into or exchangeable or exercisable for, the capital stock of, or other ownership interest in, the Company, except for such options or rights as may have been granted by the Company to employees, directors or consultants pursuant to its stock option or stock purchase plans.

(r) Title to Property. Each of the Company and its Subsidiaries has good and marketable title to all properties and assets described in the General Disclosure Package as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the General Disclosure Package or are not material to the business of the Company. Each of the Company and its Subsidiaries has valid, subsisting and enforceable leases for the properties described in the General Disclosure Package as leased by it. Each of the Company and its Subsidiaries owns or leases all such properties as are necessary to its respective operations as now conducted or as proposed to be conducted, except where the failure to so own or lease would not reasonably be expected to have a Material Adverse Effect.

(s) Off Balance Sheet Interests and Contracts. Except as disclosed in the General Disclosure Package, there is no document, contract, permit or instrument, affiliate transaction or off-balance sheet transaction (including, without limitation, any “variable interests” in “variable interest entities,” as such terms are defined in Financial Accounting Standards Board Interpretation No. 46) of a character required to be described in the Registration Statement or the General Disclosure Package or to be filed as an Exhibit to the Registration Statement that is not described or filed as required. All such contracts described in the immediately preceding sentence to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or the Subsidiary party thereto, constitute valid and binding agreements of the Company or the Subsidiary party thereto and are enforceable against and by the Company or the Subsidiary party thereto in accordance with the terms thereof.

(t) Accuracy of Statements. No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by Section 6 of this Agreement to be delivered to the Underwriter was or will be, when made, inaccurate, untrue or incorrect in any material respect.

(u) Offering Material; Stabilization. The Company has not distributed, and will not distribute, any offering material in connection with the offering and sale of the Shares other than any the General Disclosure Package, any Permitted Free Writing Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act. Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result, under the Securities Act or otherwise, in, or that has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(v) Registration Rights. No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement, which rights have not been waived by the holder thereof as of the date hereof.

(w) Listing. The Common Stock is registered under Section 12(b) of the Exchange Act and the Shares and the Warrant Shares have been approved for listing on the NASDAQ Capital Market, subject to notice of issuance.

(x) Possession of Intellectual Property. Except as disclosed in the General Disclosure Package, (i) each of the Company and its Subsidiaries owns or has adequate rights (or believes it can obtain adequate rights on reasonable terms) to use all trademarks, trademark applications, trade names, domain names, patents, patent applications, patent rights, copyrights, technology, know-how, trade secrets, service marks, trade dress rights, and other intellectual property and proprietary rights (collectively, “Intellectual Property”) and has such other licenses, approvals, permits, and governmental authorizations with respect to such Intellectual Property, in each case sufficient to conduct its business as now conducted and as now proposed to be conducted, except for the absence of rights to Intellectual Property that would not reasonably be expected to have a Material Adverse Effect, and, to the Company’s knowledge, none of the Intellectual Property of the Company or its Subsidiaries is invalid or unenforceable, except where such invalidity or unenforceability would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and all material patent applications of the Company or any Subsidiary have been properly filed and, to the Company’s knowledge, prosecuted in accordance with all applicable laws, (ii) the Company has no knowledge that the conduct of its business or the business of any Subsidiary, as now conducted, and as now proposed to be conducted, will infringe, misappropriate, conflict, or otherwise interfere with, the Intellectual Property of any third party which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, (iii) the Company is not aware of any infringement, misappropriation, conflict or violation by Intellectual Property owned or controlled by any third party, of or with the Company or any Subsidiary’s Intellectual Property, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding, or other claim against the Company or any Subsidiary or, to the Company’s knowledge, any employee of the Company or any Subsidiary, asserting that the Company or any Subsidiary’s Intellectual Property infringes third party Intellectual Property, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, and (v) neither the Company nor any Subsidiary has received any written notice of infringement with respect to any patent or any written notice challenging the validity, scope or enforceability of any Intellectual Property owned by or licensed to the Company or such Subsidiary, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Except as disclosed in the General Disclosure Package, the Company and each Subsidiary’s Intellectual Property is free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest whether imposed by agreement, contract, understanding, law or equity, which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(y) Taxes. Except as disclosed in the General Disclosure Package, each of the Company and its Subsidiaries has filed all federal, state, local and foreign income tax returns that have been required to be filed and has paid all taxes and assessments received by it to the extent that such taxes or assessments have become due, except where the taxes are being contested by the Company or a Subsidiary are contesting such matters in good faith and have established appropriate reserves therefore in accordance with generally accepted accounting principles or where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has any tax deficiency that has been or, to the knowledge of the Company, might be asserted or threatened against it that would reasonably be expected to have a Material Adverse Effect.

(z) Permits and Licenses. Except as disclosed in the General Disclosure Package, each of the Company and its Subsidiaries owns or possesses all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all governmental regulatory officials and bodies, necessary to conduct its businesses as contemplated in the General Disclosure Package, except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, other certificates and permits would not reasonably be expected to have a Material Adverse Effect. There is no proceeding pending or threatened (or any basis therefor known to the Company) that may cause any such authorization, approval, order, license, registration, certificate or permit to be revoked, withdrawn, cancelled, suspended or not renewed; and the Company and each Subsidiary is conducting its business in compliance with all laws, rules and regulations applicable thereto, except where such noncompliance would not reasonably be expected to have a Material Adverse Effect.

(aa) FCPA Compliance. Neither the Company nor any Subsidiary has nor have, to the Company’s knowledge, any of its or its Subsidiaries’ employees or agents at any time during the last five years have (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

(bb) Internal Controls and Compliance With Sarbanes-Oxley Act. The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) which are applicable to it. The Company maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) sufficient to provide reasonable assurances (1) that records are maintained that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (3) regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements. The Company has established and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act). Such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms and that such information is accumulated and communicated to the Company’s principal executive officer and its principal financial officer. Such disclosure controls and procedures are sufficient to provide reasonable assurance that the Company’s principal executive officer and principal financial officer are alerted to material information required to be included in the Company’s periodic reports required under the Exchange Act so as to allow timely decisions regarding required disclosure. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in Sarbanes-Oxley.

(cc) ERISA Compliance. Except as disclosed in the General Disclosure Package, each of the Company and its Subsidiaries has fulfilled in all material respects its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company or the Subsidiary are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “prohibited transaction” (as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time) has occurred with respect to any employee benefit plan which would reasonably be expected to result in a Material Adverse Effect.

(dd) Labor Issues. No labor problem or dispute with the employees of the Company or any Subsidiary exists or, to the Company’s knowledge, is threatened or imminent, which would reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the General Disclosure Package, the Company is not aware that any key employee or significant group of employees of the Company or any Subsidiary plans to terminate employment with the Company or any Subsidiary.

(ee) Statistical and Market-Related Data. Any third-party statistical and market-related data included or incorporated by reference in the Registration Statement and the General Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate.

(ff) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement and the General Disclosure Package has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(gg) Environmental Laws. Except as disclosed in the General Disclosure Package, each of the Company and its Subsidiaries (i) is in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) has received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business; and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of subsections (i), (ii) and (iii) of this subsection (gg) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(hh) Regulatory Authorizations. Except as disclosed in the General Disclosure Package, each of the Company and its Subsidiaries possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business (including without limitation, applications for marketing approval, manufacture, distribution, promotion, testing, use, or sale of any product candidates) as disclosed in the General Disclosure Package, except where the failure to possess such certificates, authorizations and permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Company has not received and is otherwise not aware of any notices, correspondence or other communications from any regulatory agency or subdivision thereof, relating to the revocation or modification of, non-compliance with, or failure to obtain, any such certificate, authorization or permit which, if the subject of an unfavorable decision, ruling or finding, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii) Conduct of Clinical Trials. All clinical studies conducted by or on behalf of the Company or any Subsidiary that are material to the Company and the Subsidiaries, taken as a whole, are described in the General Disclosure Package. To the Company’s knowledge, after reasonable inquiry, the clinical studies conducted by or on behalf of the Company or any Subsidiary that are described in the General Disclosure Package or the results of which are referred to in the General Disclosure Package were and, if still ongoing, are being conducted in material compliance with all laws and regulations applicable thereto in the jurisdictions in which they are being conducted and with all laws and regulations applicable to clinical studies from which data will be submitted to support marketing approval. The descriptions in the General Disclosure Package of the results of such studies are accurate and complete in all material respects and fairly present the data derived from such studies, and the Company has no knowledge of any large well-controlled clinical study, the aggregate results of which are inconsistent with or otherwise call into question the results of any clinical study conducted by or on behalf of the Company or any Subsidiary that are described in the General Disclosure Package or the results of which are referred to in the General Disclosure Package. Except as disclosed in the General Disclosure Package, the Company has not received any written notices or statements from the United States Food and Drug Administration (the “FDA”), the European Medicines Agency (“EMEA”) or any other governmental agency or authority imposing, requiring, requesting or suggesting a clinical hold, termination, suspension or material modification for or of any clinical studies that are described in the General Disclosure Package or the results of which are referred to in the General Disclosure Package.

(jj) Absence of Certain Developments. Except as disclosed in the General Disclosure Package, the Company has not received any written notices or statements from the FDA, the EMEA or any other governmental agency, and otherwise has no knowledge or reason to believe, that (i) any new drug application or marketing authorization application for any product or potential product of the Company or any Subsidiary is or has been rejected or determined to be non-approvable or conditionally approvable; (ii) a delay in time for review and/or approval of a marketing authorization application or marketing approval application in any other jurisdiction for any product or potential product of the Company or any Subsidiary is or may be required, requested or being implemented; (iii) one or more clinical studies for any product or potential product of the Company or any Subsidiary shall or may be requested or required in addition to the clinical studies described in the General Disclosure Package as a precondition to or condition of issuance or maintenance of a marketing approval for such product or potential product; (iv) any license, approval, permit or authorization to conduct any clinical trial of or market any product or potential product of the Company or any Subsidiary has been, will be or may be suspended, revoked, modified or limited, except in the cases of clauses (i), (ii), (iii) and (iv) where such rejections, determinations, delays, requests, suspensions, revocations, modifications or limitations would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(kk) Compliance with Certain Laws, Rules, Procedures, Etc. Except as disclosed in the General Disclosure Package, to the Company’s knowledge, the preclinical and clinical testing, application for marketing approval of, manufacture, distribution, promotion and sale of the products and potential products of the Company or any Subsidiary is in compliance, in all material respects, with all laws, rules and regulations applicable to such activities, including without limitation applicable good laboratory practices, good clinical practices and good manufacturing practices, except for such non-compliance as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The descriptions of the results of such tests and trials contained in the General Disclosure Package are accurate in all material respects. Except to the extent disclosed in the General Disclosure Package, the Company has not received notice of adverse finding, warning letter or clinical hold notice from the FDA or any non-U.S. counterpart of any of the foregoing, or any untitled letter or other correspondence or notice from the FDA or any other governmental authority or agency or any institutional or ethical review board alleging or asserting noncompliance with any law, rule or regulation applicable in any jurisdiction, except notices, letters, and correspondences and non-U.S. counterparts thereof alleging or asserting such noncompliance as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the General Disclosure Package, neither the Company nor any Subsidiary has, either voluntarily or involuntarily, initiated, conducted or issued, or caused to be initiated, conducted or issued, any recall, field correction, market withdrawal or replacement, safety alert, warning, “dear doctor” letter, investigator notice, or other notice or action relating to an alleged or potential lack of safety or efficacy of any product or potential product of the Company or any Subsidiary, any alleged product defect of any product or potential product of the Company or the Subsidiary, or any violation of any material applicable law, rule, regulation or any clinical trial or marketing license, approval, permit or authorization for any product or potential product of the Company or any Subsidiary, and the Company is not aware of any facts or information that would cause it to initiate any such notice or action and has no knowledge or reason to believe that the FDA, the EMEA or any other governmental agency or authority or any institutional or ethical review board or other non-governmental authority intends to impose, require, request or suggest such notice or action. The pre-clinical or clinical studies, tests, investigations, and trials conducted by or on behalf of the Company or any Subsidiary that are described in the General Disclosure Package were and, if still in progress, are being, conducted in compliance with all applicable U.S. and foreign statutes, rules, regulations, orders, or other laws, and, for any data to be submitted to the FDA pursuant to such studies, all applicable Good Laboratory Practices and Good Clinical Practices in all material respects. The descriptions of the pre-clinical or clinical studies, tests, investigations, and trials, including the related results and regulatory status thereof, contained in the General Disclosure Package are accurate in all material respects. The Company has not received and is otherwise not aware of any notices, correspondence or other communication from the FDA or other governmental regulatory agency or subdivision thereof, or any institutional or ethical review boards, asserting non-compliance with any applicable statutes, rules, regulations, orders, or other laws, or requiring or requesting the termination, suspension or modification of any preclinical or clinical studies, tests, investigations, or trials conducted by, or on behalf of, the Company or any Subsidiary or in which the Company or any Subsidiary has participated.

(ll) Money Laundering Laws. The operations of the each of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(mm) Foreign Assets. Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds, to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(nn) FINRA Affiliations. To the Company’s knowledge, there are no affiliations or associations between (i) any member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and (ii) the Company or any of the Company’s officers, directors or 5% or greater securityholders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the one hundred eightieth (180th) day immediately preceding the date the Registration Statement was initially filed with the Commission, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(oo) PFIC Status. The Company is not, for the taxable year ended December 31, 2009, and upon consummation of the transactions described hereby and the application of the proceeds as described in the Registration Statement, the General Disclosure Package and the Prospectus is not expected to become, a Passive Foreign Investment Company within the meaning of Section 1297 of the Internal Revenue Code, as amended.

Section 2. Purchase, Sale and Delivery of Securities.

(a) Purchase and Sale of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Securities to the Underwriter, and the Underwriter agrees to purchase from the Company the Securities as set forth opposite the name of such Underwriter below on the signature page hereof. The pricing terms of the purchase of the Units by the Underwriter and the pricing terms of the offering of the Units to the public are as set forth in Schedule III hereto.

(b) Closing. The Shares will be delivered by the Company by credit through full fast transfer to the account at The Depository Trust Company designated by the Underwriter or, if so elected by the Underwriter by physical delivery, and certificates representing the Warrants will be delivered by the Company to purchasers of the Warrants at such address as is specified by the Underwriter in writing, in each case against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company, as appropriate, at the offices of Wedbush Securities Inc., One Bush Street, Suite 1700, San Francisco, California 94104, or such other location as may be mutually acceptable, at 6:00 a.m. PST or Central time, respectively, on the third (or if the Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as the Underwriter and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the “Closing Date.”

Section 3. Covenants.

The Company covenants and agrees with the Underwriter as follows:

(a) Reporting Obligations; Exchange Act Compliance. The Company will (i) file the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rules 430A, 430B and 430C, as applicable under the Securities Act, (ii) file any free writing prospectus to the extent required by Rule 433 under the Securities Act, if applicable, (iii) file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and during the Delivery Period, and (iv) furnish copies of each free writing prospectus, if any, (to the extent not previously delivered) to the Underwriter prior to 11:00 a.m. Eastern time, on the second business day next succeeding the date of this Agreement in such quantities as the Underwriter shall reasonably request.

(b) Abbreviated Registration Statement. If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall file a registration statement under Rule 462(b) with the Commission in compliance with Rule 462(b) by 8:00 a.m., Eastern time, on the business day next succeeding the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for such Rule 462(b) registration statement or give irrevocable instructions for the payment of such fee pursuant to the rules and regulations of the Commission.

(c) Amendments or Supplements. The Company will not, during the Delivery Period in connection with the offering contemplated by this Agreement, file any amendment or supplement to the Registration Statement or the Prospectus unless a copy thereof shall first have been submitted to the Underwriter within a reasonable period of time prior to the filing thereof and the Underwriter shall not have reasonably objected thereto in good faith.

(d) Free Writing Prospectuses. The Company will (i) not make any offer relating to the Securities that would constitute a free writing prospectus required to be filed by the Company with the Commission under Rule 433 under the Securities Act unless the Underwriter approves its use in writing prior to first use; provided that the prior written consent of the Underwriter hereto shall be deemed to have been given in respect of the Permitted Free Writing Prospectus included in Schedule I hereto; (ii) treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus” (as defined in Rule 405 under the Securities Act); (iii) comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in the Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder. The Company will use its commercially reasonable best efforts to satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(e) Notice to Underwriter. The Company will notify the Underwriter promptly, and will, if requested, confirm such notification in writing: (i) the receipt of any comments of, or requests for additional information from, the Commission; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the General Disclosure Package or the Prospectus, (iii) the time and date when any post-effective amendment to the Registration Statement becomes effective, but only during the Delivery Period; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or any order preventing or suspending the use of the Disclosure Package, the Prospectus or any Permitted Free Writing Prospectus, or the initiation of any proceedings for that purpose or the threat thereof, but only during the Delivery Period; (v) of receipt by the Company of any notification with respect to any suspension or the approval of the Shares and Warrant Shares from any securities exchange upon which it is listed for trading or included or designated for quotation, or the initiation or threatening of any proceeding for such purpose. The Company will use its commercially reasonable best efforts to prevent the issuance or invocation of any such stop order or suspension by the Commission and, if any such stop order or suspension is so issued or invoked, to obtain as soon as possible the withdrawal or removal thereof.

(f) Filing of Amendments or Supplements. If, during the Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) in order to make the statements therein, in the light of the circumstances when the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) is delivered to an investor, not misleading, or if, in the opinion of counsel for the Underwriter, it is necessary to amend or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriter, either amendments or supplements to the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) so that the statements in the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) is delivered to an investor, be misleading or so that the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package), as amended or supplemented, will comply with law. If at any time following issuance of a Permitted Free Writing Prospectus there occurred or occurs an event or development as a result of which such Permitted Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Prospectus or the General Disclosure Package or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company promptly will notify the Underwriter and will promptly amend or supplement, at its own expense, such Permitted Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(g) Delivery of Copies. The Company will deliver promptly to the Underwriter and its counsel such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) copies of any Permitted Free Writing Prospectus, (iii) during the Delivery Period, copies of the Prospectus (or any amendments or supplements thereto); (iii) any document incorporated by reference in the Prospectus (other than any such document that is filed with the Commission electronically via EDGAR or any successor system) and (iv) all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Securities under the Securities Act.

(h) Earnings Statement. As soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, the Company will make generally available to holders of its securities and deliver to the Underwriter, an earnings statement of the Company (which need not be audited) that will satisfy the provisions of Section 11(a) and Rule 158 of the Securities Act.

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities in the manner set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds”.

(j) Public Communications. Prior to the Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or the earnings, business, operations or prospects of any of them, or the offering of the Securities, without the prior written consent of the Underwriter, which consent shall not be unreasonably withheld, unless in the reasonable judgment of the Company and its counsel, and after notification to the Underwriter, such press release or communication is required by law, in which case the Company shall use its commercially reasonable best efforts to allow the Underwriter reasonable time to comment on such release or other communication in advance of such issuance.

(k) Lock-Up Agreements. The Company will cause each of its executive officers and directors, whose names are set forth in Schedule IV hereto, to furnish to the Underwriter, on or before the date hereof, a letter, substantially in the form of Exhibit B hereto (the “Lock-Up Agreement”). The Company will use its commercially reasonable efforts to enforce the terms of each Lock-Up Agreement and issue stop transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach or default under the applicable Lock-Up Agreement.

(l) Lock-Up Period. For a period of 90 days after the date hereof (the “Lock-Up Period”), the Company will not directly or indirectly, (1) offer to sell, hypothecate, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase (to the extent such option or contract to purchase is exercisable within one year from the Closing Date), purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for shares of Common Stock; (2) file or cause to become effective a registration statement under the Securities Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock or (3) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clauses (1), (2) or (3) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Underwriter (which consent may be withheld in its sole discretion), other than (i) the Securities to be sold hereunder, (ii) the issuance of employee stock options or shares of restricted stock pursuant to equity compensation plans described in the Registration Statement (excluding the exhibits thereto) and the General Disclosure Package and the Prospectus, (iii) issuances of shares of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto) and the General Disclosure Package and the Prospectus or upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement; (iv) the issuance by the Company of any shares of Common Stock or securities convertible or exchangeable into shares of Common Stock as consideration for mergers, acquisitions, other business combinations, or strategic alliances, occurring after the date of this Agreement; provided that each recipient of shares pursuant to this clause (iv) agrees that all such shares remain subject to restrictions substantially similar to those contained in this Section 3(l); or (v) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof. Notwithstanding the foregoing, for the purpose of allowing the Underwriter to comply with FINRA Rule 2711(f)(4), if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless the Underwriter waives, in writing, such extension. The Underwriter agrees to waive such extension if the provisions of FINRA Rule 2711(f)(4) are not applicable to the Offering. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

(m) Stabilization. The Company will not take directly or indirectly any action designed, or that might reasonably be expected to cause or result in, or that will constitute, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

(n) Transfer Agent. The Company shall engage and maintain, at its expense, a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Shares and Warrant Shares.

(o) Investment Company Act. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company to register as an investment company under the Investment Company Act.

(p) Sarbanes-Oxley. The Company will comply with all effective applicable provisions of Sarbanes-Oxley.

(q) Periodic Reports. The Company will file with the Commission such periodic and special reports as required by the Securities Act.

(r) No Warrant Adjustments. For a period of sixty (60) days from the date hereof, the Company shall not lower the exercise price of its outstanding warrants, increase the number of shares of Common Stock issuable upon the exercise of such warrants or extend the expiration date of such warrants; provided, however, that the provisions of this sentence shall not prohibit an adjustment in the exercise price or the number of shares issuable upon the exercise price of the warrants occurring in accordance with the terms of the warrants as outstanding on the date hereof.

(s) Nasdaq. The Company will use its commercially reasonable best efforts to obtain approval for, and maintain the listing of the Shares and the Warrant Shares on the NASDAQ Capital Market for so long as the Common Stock is listed thereon.

Section 4. Costs and Expenses.

The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid all fees and expenses incident to the performance of its obligations under this Agreement, including but not limited to (i) any filing fees and other expenses (including reasonable fees and disbursements of counsel to the Underwriter) incurred in connection with qualification of the Securities for sale under the laws of such jurisdictions as the Underwriter may designate and the preparation and printing of memoranda relating thereto, (ii) any costs and expenses related to the review by FINRA of the terms of the sale of the Securities (including filing fees and the reasonable fees and disbursements of counsel for the Underwriter relating to such review), (iii) any travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Securities, (iv) fees and expenses incident to listing the Shares and the Warrant Shares on the NASDAQ Capital Market and other national and foreign exchanges, (v) fees and expenses in connection with the registration of the Securities under the Exchange Act, (vi) fees and expenses incurred in distributing the General Disclosure Package, the Prospectus (including any amendments and supplements thereto) or any Permitted Free Writing Prospectuses and for expenses incurred for preparing, printing and distributing the General Disclosure Package, the Prospectus (including any amendments and supplements thereto) or any Permitted Free Writing Prospectuses to investors or prospective investors and (vii) all other costs and expenses incurred by the Company incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. In no event shall the total compensation payable to the Underwriter or any other member of FINRA exceed an aggregate of 8% of the gross proceeds from the sale of the Units.

Section 5. Covenants of the Underwriter. The Underwriter covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of the Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

Section 6. Conditions of Underwriter’s Obligations.

The obligations of the Underwriter hereunder are subject to the following conditions:

(a) Filings; No Stop Orders; Etc. If filing of the Prospectus, or any amendment or supplement thereto, or any Permitted Free Writing Prospectus, is required under the Securities Act or the rules and regulations thereunder, the Company shall have filed the Prospectus (or such amendment or supplement) or such Permitted Free Writing Prospectus with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or Rule 164(b)); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of any portion of the General Disclosure Package shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the General Disclosure Package or otherwise) shall have been complied with to the Underwriter’s reasonable satisfaction.

(b) No Material Misstatements or Omissions. The Underwriter shall not have reasonably determined, and advised the Company, that the Registration Statement, the General Disclosure Package, the Prospectus, or any amendment thereof or supplement thereto, or any Permitted Free Writing Prospectus, contains an untrue statement of fact which, in the Underwriter’s reasonable opinion, is material, or omits to state a fact which, in the Underwriter’s reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(c) No Material Adverse Changes. Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its Subsidiaries taken as a whole which, in the reasonable judgment of the Underwriter is material and adverse and makes it impractical or inadvisable to market the Securities; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g)), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls, the effect of which is such as to make it, in the reasonable judgment of the Underwriter impractical to market or to enforce contracts for the sale of the Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum or maximum prices for trading on such exchange; (v) or any suspension of trading of any securities of the Company on the NASDAQ Stock Market, any other exchange or in the over-the-counter market; (vi) any banking moratorium declared by any U.S. federal or New York authorities; (vii) any major disruption of settlements of securities, payment, or clearance services in the United States or any other country where such securities are listed or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the reasonable judgment of the Underwriter, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it impractical or inadvisable to market the Securities or to enforce contracts for the sale of the Securities.

(d) Officer’s Certificate. The Underwriter shall have received on the Closing Date, a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(c)(i) above and to the effect that (i) the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date; (ii) the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date; (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission; (iv) the Prospectus Supplement and each Permitted Free Writing Prospectus have been timely filed with the Commission under the Securities Act (in the case of a Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act), and all requests for additional information on the part of the Commission have been complied with or otherwise satisfied; (v) at the Time of Sale, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (vi) at the Time of Sale and at the Closing Date, the General Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no such certificate shall apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use in the General Disclosure Package; and (vii) the Securities have been duly and validly authorized by the Company and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been validly and sufficiently taken.

(e) Opinions of Counsel. The Underwriter shall have received on the Closing Date, (i) the written opinion of Cooley Godward Kronish LLP, the Company’s counsel, in form and substance reasonably satisfactory to the Underwriter; (ii) the written opinion of the general counsel for the Company in form and substance reasonably satisfactory to the Underwriter, (iii) the written negative assurance letter of Cooley Godward Kronish LLP, the Company’s counsel, in form and substance reasonably satisfactory to the Underwriter, and (iv) the written negative assurance letter of Lowenstein Sandler, PC, counsel to the Underwriter, in form and substance reasonably acceptable to the Underwriter.

(f) Accountant’s Comfort Letter. (A) On the date hereof, the Underwriter shall have received from the Accountant, an accountant’s “comfort letter” in customary form and covering such matters as the Underwriter may reasonably request (the “Initial Comfort Letter”) and (B) on the Closing Date, the Underwriter shall have received from the Accountant a letter updating the Initial Comfort Letter as of a date not more than five days prior to the Closing Date

(g) Lock-up Agreements. The Underwriter shall have received copies of the executed Lock-Up Agreements executed by each person listed on Schedule IV, and such Lock-Up Agreements shall be in full force and effect on the Closing Date.

(h) Listing of Shares and Warrant Shares. The Shares and the Warrant Shares shall have been duly authorized for listing on the NASDAQ Capital Market official notice of issuance at or prior to the Closing Date.

(i) FINRA Matters. Unless exemption is available pursuant to FINRA Rule 5110(b)(7)(c)(i), FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(j) Additional Certificates. The Company shall have furnished to the Underwriter such certificates, in addition to those specifically mentioned herein, as the Underwriter may have reasonably requested as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus or the General Disclosure Package, as to the accuracy of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the Underwriter’s obligations hereunder.

(k) Copies. The Company will furnish the Underwriter with such conformed copies of such opinions, certificates, letters and documents as the Underwriter may reasonably request. The Underwriter may in its sole discretion waive compliance with any conditions to its obligations hereunder.

Section 7. Indemnification and Contribution.

(a) Indemnification of the Underwriter. The Company will indemnify and hold harmless the Underwriter, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Securities Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement or any amendment thereof, the General Disclosure Package, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in subsection (b) below.

(b) Indemnification of Company. The Underwriter will indemnify and hold harmless the Company, each of its directors and each of its officers who signs the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Underwriter Indemnified Party”), against any losses, claims, damages or liabilities to which such Underwriter Indemnified Party may become subject, under the Securities Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement or any amendment thereof, the General Disclosure Package, any issuer free writing prospectus, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Underwriter Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only information furnished by the Underwriter specifically for inclusion in the Registration Statement, the General Disclosure Package, the Prospectus or any issuer free writing prospectus consists of the name, “Wedbush PacGrow Life Sciences” on the cover page of the Prospectus Supplement and the discount to the Underwriter set forth on the cover of the Prospectus and in the “Underwriting” section of the Prospectus.

(c) Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (iv) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(d) Contribution. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the amount by which total compensation received by the Underwriter hereunder exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 7(d).

(e) Control Persons. The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Securities Act; and the obligations of the Underwriter under this Section shall be in addition to any liability that the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Securities Act.

Section 8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities.

Section 9. Termination.

(a) Termination. The Underwriter shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date, without liability on the part of the Underwriter to the Company, if (i) prior to delivery and payment for the Securities there shall have occurred (A) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its Subsidiaries taken as a whole which, in the reasonable judgment of the Underwriter is material and adverse and makes it impractical or inadvisable to market the Securities; (B) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g)), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (C) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls, the effect of which is such as to make it, in the reasonable judgment of the Underwriter impractical to market or to enforce contracts for the sale of the Securities, whether in the primary market or in respect of dealings in the secondary market; (D) any suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum or maximum prices for trading on such exchange; (E) or any suspension of trading of any securities of the Company on the NASDAQ Stock Market, any other exchange or in the over-the-counter market; (F) any banking moratorium declared by any U.S. federal or New York authorities; (G) any major disruption of settlements of securities, payment, or clearance services in the United States or any other country where such securities are listed or (H) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the reasonable judgment of the Underwriter, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it impractical or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (ii) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the General Disclosure Package, there has been (A) any Material Adverse Effect or (B) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character that in the judgment of the Underwriter would, individually or in the aggregate, result in a Material Adverse Effect and which would, in the reasonable judgment of the Underwriter, make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the General Disclosure Package. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4, Section 7, Section 9(b), Section 14 and Section 15 hereof shall at all times be effective notwithstanding such termination.

(b) Effects of Termination. If (i) this Agreement is terminated pursuant to Section 9(a), (ii) the Company for any reason fails to tender the Shares and Warrants for delivery to the Underwriter or (iii) the Underwriter declines to purchase the Shares and Warrants for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriter for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriter in connection with this Agreement and the offering contemplated hereby.

Section 10. Notices. All communications hereunder will be in writing and, if sent to the Underwriter, will be mailed, delivered or telegraphed and confirmed to Wedbush Securities Inc., One Bush Street, Suite 1700, San Francisco, California 94104, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 2929 Seventh Street, Suite 100, Berkeley, California 94710; Attention: Chief Executive Officer.

Section 11. Successors. This Agreement will inure to the benefit of and be binding upon parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

Section 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

Section 13. Inconsistent Provisions. In the event of any conflict between the terms of this Agreement and the terms of the Engagement Letter, the terms of this Agreement shall control.

Section 14. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a) No Other Relationship. The Underwriter has been retained solely to act as agent in connection with the sale of the Shares and that no fiduciary, advisory or agency relationship between the Company and the Underwriter has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriter has advised or is advising the Company on other matters;

(b) Absence of Obligation to Disclose. The Company has been advised that the Underwriter and its affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Underwriter has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(c) Waiver. The Company waives, to the fullest extent permitted by law, any claims it may have against the Underwriter for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriter shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

Section 15. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Company hereby submits to the non exclusive jurisdiction of any court of the State of New York located in New York County or the United States District Court for the Southern District of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated thereby. The Company irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated thereby in any court of the State of New York located in New York County or the United States District Court for the Southern District of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

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If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and you in accordance with its terms.

Very truly yours,

DYNAVAX TECHNOLOGIES CORPORATION

By:	/s/ Dino Dina
Name:	Dino Dina, M.D.
Title:	President and Chief Executive Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

WEDBUSH SECURITIES INC.

By:	/s/ George J. Milstein
Name:	George J. Milstein
Title:	Managing Director

SCHEDULE I

Permitted Free Writing Prospectuses

NONE

SCHEDULE II

List of Subsidiaries

Rhein Biotech GmbH

Symphony Dynamo Incorporated

SCHEDULE III

Pricing Information

Number of Units to be Sold: 30,293,000

Public Offering Price: $1.4525 per Unit

Underwriting Discount: $0.08715 per Unit

Proceeds to Company (before expenses): $1.36535 per Unit

SCHEDULE IV

Persons Executing Lock-Up Agreements

Arnold L. Oronsky, Ph.D.

Nancy L. Buc, Esq.

Francis R. Cano, Ph.D.

Dennis Carson, M.D.

Dino Dina, M.D.

Denise M. Gilbert, Ph.D.

Mark Kessel

David M. Lawrence, M.D.

Peggy V. Phillips

Stanley A. Plotkin, M.D.

Robert L. Coffman, Ph.D.

Zbigniew Janowicz, Ph.D.

Jennifer Lew

J. Tyler Martin, M.D.

Michael S. Ostrach

EXHIBIT A

Form of Warrant

EXHIBIT B

Form of Lock-Up Agreement

April 12, 2010

Wedbush Securities Inc.

One Bush Street, Suite 1700

San Francisco, California 94104

Ladies and Gentlemen:

The undersigned understands that you, as Underwriter, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Dynavax Technologies Corporation, a Delaware corporation (the “Company”), providing for the offering (the “Offering”) of (i) shares (the “Shares”) of the Common Stock, par value $0.001 per share (the “Common Stock”), of the Company and (ii) Warrants to purchase shares of Common Stock (the “Warrants”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the foregoing, and in order to induce you to enter into the Underwriting Agreement to participate in the Offering, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Underwriter (which consent may be withheld in its sole discretion), the undersigned will not, during the period (the “Lock-Up Period”) beginning on the date hereof and ending on the date 90 days after the date of the final prospectus (including the final prospectus supplement) to be used in confirming the sale of the Shares and Warrants (the “Final Prospectus”), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock (including without limitation, shares of Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise, (3) make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock, or (4) publicly announce an intention to effect any transaction specific in clause (1), (2) or (3) above.

Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) with your prior written consent or (iv) effected pursuant to any exchange of “underwater” options with the Company, (b) the acquisition or exercise of any stock option issued pursuant to the Company’s existing stock option plan, including any exercise effected by the delivery of shares of Common Stock of the Company held by the undersigned, or (c) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. None of the restrictions set forth in this Lock-Up Agreement shall apply to shares of Common Stock acquired in open market transactions.

For the purpose of allowing you to comply with FINRA Rule 2711(f)(4), if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless the Underwriter waives, in writing, such extension. The Underwriter agrees to waive such extension if the provisions of FINRA Rule 2711(f)(4) are not applicable to the Offering. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period. In furtherance of the foregoing, the Company, and any duly appointed transfer agent or depositary for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of shares of Common Stock even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or put equivalent position or call option or call equivalent position) with respect to any of the shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such shares.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar or depositary against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares and Warrants to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

Name:

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